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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported): February 6, 2004


                     AMERICAN ORIENTAL BIOENGINEERING, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                  0-29015                     84-0605867
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(State or other jurisdiction of    (Commission                (I.R.S. Employer
 incorporation or organization)    File Number)              Identification No.)


    No. 308 Xuefu Road, Nangang District, Harbin, China           150086
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       (Address of principal executive offices)                 (Zip Code)


                               (86) 451-8666-6601
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               Registrant's telephone number, including area code



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          (Former name or former address, if changed since last report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Thomas Leger & Co. ("Thomas Leger"), our certifying accounting firm, resigned as our principal independent accountant on February 6, 2004. We are currently in the process of engaging Weinberg & Company, P.A. ("Weinberg") as the new principal accountant to audit our financial statements. The decision to change the accountants was approved by our Board of Directors. No audit committee exists other than the members of the Board of Directors.

         As used in this Report, "we", "our", "us" or the "Registrant" refers to American Oriental Bioengineering, Inc., a Nevada corporation.

         The principal accountant's report of Thomas Leger on our financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to the uncertainty, audit scope, or accounting principles.

         During our two most recent fiscal years and any subsequent interim period through the date of the principal accountant's resignation on February 6, 2004, there were no disagreements with the former accountant, Thomas Leger, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         We requested Thomas Leger to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Thomas Leger agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of this letter, dated February 12, 2004, is filed as
Exhibit 16.1 to this Report.

         We have not consulted with Weinberg, our new principal independent accountant, during the last two years or subsequent interim period up to and including the date we engaged Weinberg on either the application of accounting principles or type of opinion Weinberg might issue on our financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Exhibits.

16.1 Letter of February 12, 2004 indicating review of this Report by Thomas Leger & Co., Certified Public Accountants


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN ORIENTAL
                                        BIOENGINEERING, INC.
                                        ----------------------------------------
                                        (Registrant)


Dated:   February 12, 2004              By: /s/ Shujun Liu
                                            ------------------------------------
                                            Shujun Liu
                                            Chairman and Chief Executive Officer



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                                  EXHIBIT LIST


16.1 Letter of February 12, 2004 indicating review of this Report by Thomas Leger & Co., Certified Public Accountants